RAYOVAC PROFIT SHARING AND SAVINGS PLAN















                     Restated Effective as of August 1, 1997

                           Plan Year Ends December 31

                     RAYOVAC PROFIT SHARING AND SAVINGS PLAN

                                TABLE OF CONTENTS

                                                                                                 Page
Article I.    The Plan...........................................................................  1
         1.1      Establishment and Amendment of the Plan........................................  1
         1.2      Applicability of the Plan......................................................  1
         1.3      Purpose of the Plan............................................................  1

Article II.   Definitions........................................................................  2
         2.1      Definitions....................................................................  2
         2.2      Gender and Number..............................................................  6

Article III.  Participation and Service..........................................................  7
         3.1      Participation..................................................................  7
         3.2      Duration of Participation......................................................  7
         3.3      Reemployment...................................................................  7
         3.4      Leased Employees...............................................................  7

Article IV.   Contributions......................................................................  8
         4.1      Employer Contributions.........................................................  8
         4.2      Allocation of Employer Contributions...........................................  9
         4.3      Before-Tax Employee Contributions..............................................  9
         4.4      Limitations on Contributions................................................... 10
         4.5      Limitations on Annual Additions................................................ 10
         4.6      Rollover Contributions......................................................... 13
         4.7      Maximum Deferral Percentage.................................................... 13
         4.8      Prospective Reduction of Before-Tax Employee
                   Contributions................................................................. 15
         4.9      Reduction After Before-Tax Employee Contributions
                   Have Been Made................................................................ 16
         4.10     Nondiscrimination Limitations.................................................. 16
         4.11     15% Limitation................................................................. 16

Article V.    Vesting in Accounts................................................................ 17
         5.1      Before-Tax Employee, Employer and Rollover
                   Contributions Accounts........................................................ 17





Article VI.   Distributions and Withdrawals...................................................... 18
         6.1      Distribution Upon Termination.................................................. 18
         6.2      Distribution Upon Participant's Death.......................................... 18
         6.3      Commencement of Distributions.................................................. 18
         6.4      Method of Distribution......................................................... 19
         6.5      In-Service Withdrawals......................................................... 19
         6.6      Hardship Withdrawals........................................................... 20
         6.7      Required Distributions......................................................... 21
         6.8      Withholding Taxes.............................................................. 23
         6.9      Rollover Distributions......................................................... 23

Article VII.  Investment Elections............................................................... 25
         7.1      Investment of Contributions.................................................... 25
         7.2      Investment Elections........................................................... 25
         7.3      Liability for Investment Elections............................................. 25

Article VIII. Accounts and Records of the Plan................................................... 26
         8.1      Accounts and Records........................................................... 26
         8.2      Trust Fund..................................................................... 26
         8.3      Allocation of Income to Accounts............................................... 26
         8.4      Valuation of Qualifying Employer Securities.................................... 26

Article IX.   Financing.......................................................................... 27
         9.1      Financing...................................................................... 27
         9.2      Contributions.................................................................. 27
         9.3      Nonreversion................................................................... 27
         9.4      Rights in the Trust Fund....................................................... 27

Article X.    Administration..................................................................... 28
         10.1     Plan Administrator and Fiduciary............................................... 28
         10.2     Expenses....................................................................... 28
         10.3     Administration................................................................. 28
         10.4     No Enlargement of Employee Rights.............................................. 29
         10.5     Appeals from Denial of Claims.................................................. 29
         10.6     Notice of Address and Missing Persons.......................................... 30
         10.7     Data and Information for Benefits.............................................. 30
         10.8     Indemnity for Liability........................................................ 30
         10.9     Effect of a Mistake............................................................ 31


                                       ii




Article XI.   Amendment and Termination.......................................................... 32
         11.1     Amendment and Termination...................................................... 32
         11.2     Limitations on Amendments...................................................... 32

Article XII.  Top-Heavy Provisions............................................................... 33
         12.1     Application of Top-heavy Provisions............................................ 33
         12.2     Definitions.................................................................... 33
         12.3     Minimum Contribution........................................................... 36
         12.4     Limit on Annual Additions:  Combined Plan Limit................................ 36
         12.5     Collective Bargaining Agreements............................................... 37

Article XIII. Miscellaneous...................................................................... 38
         13.1     Beneficiary Designation........................................................ 38
         13.2     Incompetency................................................................... 38
         13.3     Nonalienation.................................................................. 39
         13.4     Applicable Law................................................................. 39
         13.5     Severability................................................................... 39
         13.6     No Guarantee................................................................... 39
         13.7     Merger, Consolidation or Transfer.............................................. 40

APPENDIX A........................................................................................A-1



                                      iii

                      RAYOVAC PROFIT SHARING AND SAVINGS PLAN

                               Article I. The Plan
                               -------------------

         1.1 Establishment and Amendment of the Plan. Rayovac Corporation (the "Company") maintains this profit sharing plan for the benefit of its Eligible Employees. The Plan was established effective as of July 1, 1983 and was last restated effective as of July 1, 1987. The Plan is hereby further amended and restated as set forth herein effective as of August 1, 1997.

         1.2 Applicability of the Plan. The provisions of the Plan as set forth herein are applicable only to persons who are Eligible Employees on or after August 1, 1997, except as specifically provided herein or as otherwise required by law. Except as provided, any person who was covered under the Plan as in effect on July 31, 1997, whose service terminated prior to August 1, 1997 and who was entitled to benefits under the provisions of the Plan as in effect on July 31, 1997, shall continue to be entitled to the same amount of benefits without change under the Plan.

         1.3 Purpose of the Plan. The purposes of the Plan are to enable Participants to save on a tax-deferred basis for their retirement and to share in the profitable operations of the Company. The Plan is intended to qualify as a profit sharing plan under the Code and shall be interpreted so as to comply with the applicable requirements thereof, where such requirements are not clearly contrary to its express terms.

                             Article II. Definitions
                             -----------------------

         2.1 Definitions. Whenever used in the Plan, the following terms shall have the respective meanings set forth below unless otherwise expressly provided herein, and when the defined meaning is intended the term is capitalized.

                  (a) "Account" means the separate account maintained for each Participant which represents his total proportionate interest in the Trust Fund as of any Valuation Date and which consists of the sum of the following subaccounts:

                       (1) "After-Tax Contributions Account" means that portion of such Participant's Account which evidences the value of any after-tax contributions made by him to the Plan, or any predecessor plan, including any gains or losses of the Trust Fund attributable thereto;

                       (2) "Before-Tax Employee Contributions Account" means that portion of such Participant's Account which evidences the value of the Before-Tax Employee Contributions made on his behalf by the Company, including any gains and losses of the Trust Fund attributable thereto;

                       (3) "Employer Contributions Account" means that portion of such Participant's Account which evidences the value of the Employer Contributions made on his behalf by the Company, including any gains and losses of the Trust Fund attributable thereto; and

                       (4) "Rollover Contributions Account" means that portion of such Participant's Account which evidences the value of the rollover contributions made by him to the Plan, including any gains or losses of the Trust Fund attributable thereto.

                  (b) "Act" means the Employee Retirement Income Security Act of 1974, as amended.

                  (c)  "Affiliate" means--

                       (1) any corporation which together with the Company is a member of a "controlled group" of corporations;

                       (2) any organization which together with the Company is under "common control"; or

                       (3) any organization which together with the Company is an "affiliated service group";

                       as those terms are used in sections 414(b), 414(c), and 414(m) of the Code.

                  (d) "Before-Tax Employee Contributions" means the contributions made by the Company on behalf of a Participant pursuant to the Participant's election to reduce Compensation as described in section 4.3.

                  (e)  "Beneficiary" means the person described in section 13.1.

                  (f)  "Board" means the Board of Directors of the Company.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended.

                  (h) "Company" means Rayovac Corporation, a Wisconsin corporation.

                  (i)  "Compensation" means as follows:

                       (1) for purposes of determining the amount of a Participant's Before-Tax Employee Contributions pursuant to section 4.3, his base salary (including any paid leave), bonuses, commissions and overtime and shift differential pay;

                       (2) for purposes of determining the amount of Employer Contributions to be allocated on behalf of a salaried Participant pursuant to sections 4.1 and 4.2, his base salary (including any paid leave); and

                       (3) for purposes of determining the amount of Employer Contributions to be allocated on behalf of an hourly

                            Participant pursuant to sections 4.1 and 4.2, his base pay (including any paid leave) for up to 40 hours per week; and

                       (4) for all other purposes of the Plan (except as expressly provided otherwise herein), wages within the meaning of Code section 3401(a) and all other payments of compensation to an Eligible Employee by an Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Eligible Employee a written statement under Code sections 6041(d), 6051(a)(3) and 6052.

                       The annual Compensation of each Participant taken into account under the Plan for any year shall not exceed the amount permitted pursuant to Code section 401(a)(17), as adjusted for cost-of-living increases at such time and in such manner as may be determined by the Secretary of the Treasury. For purposes of calculating this maximum in any Plan Year beginning prior to January 1, 1997, for any 5% owner or highly compensated individual who is in the group of 10 employees paid the greatest Compensation during the year, pursuant to Code section 414(q)(6), the Compensation of a spouse or a lineal descendant under age 19 before the end of the Plan Year shall be treated as if paid to the employee.

                  (j) "Eligible Employee" means any person who is employed by the Company or an Affiliate in a position that is included within a participating group of employees as identified in Appendix A of the Plan. Each participating group of Eligible Employees shall be eligible to participate in the Plan as of the applicable effective date identified in Appendix A.

                  (k) "Employer Contributions" means the contributions made by the Company on behalf of a Participant as described in section 4.1.

                  (l) "Employment Commencement Date" means the first day on which an Eligible Employee first performs an Hour of Service for the Company or an Affiliate.

                  (m) "Excess Deferrals" means the amount of a Participant's Before-Tax Employee Contributions plus amounts deferred pursuant to plans or arrangements described under Code section 401(k), 408(k), 408(p) or 403(b) that exceed the limits described under Code section 402(g).

                  (n) "Investment Fund" means a subsection of the Trust Fund which may be designated by the Trustees from time to time.

                  (o) "Participant" means any Eligible Employee who has met, and continues to meet, the eligibility requirements of the Plan as set forth in section 3.1. Where appropriate, this term also includes any former Eligible Employee, Beneficiary, estate or alternate payee with an Account balance.

                  (p)  "Plan" means this Rayovac Profit Sharing and Savings
                       Plan.

                  (q) "Plan Administrator" means the entity which has been designated as the "plan administrator" as provided in section 10.1.

                  (r) "Plan Year" means the 12-consecutive-month period ending each December 31.

                  (s) "Qualifying Employer Securities" means common stock of the Company within the meaning of the Employee Retirement Income Security Act of 1974, as amended, section 407.

                  (t) "Trust Agreement" means any agreement establishing a trust, which forms part of the Plan, to receive, hold, invest and dispose of the Trust Fund.

                  (u) "Trustee" means the corporation, or individual or individuals, or combination thereof, acting as trustees under the Trust Agreement at any time of reference.

                  (v) "Trust Fund" means the assets of every kind and description held under the Trust Agreement.

                  (w) "Valuation Date," means the last day of the Plan Year and each business day of a Plan Year.

         2.2 Gender and Number. Unless the context clearly requires otherwise, the masculine pronoun whenever used shall include the feminine and neuter pronoun, and the singular shall include the plural.

                     Article III. Participation and Service
                     --------------------------------------

         3.1 Participation.

                  (a) Each Eligible Employee who was eligible to participate in the Plan as of July 31, 1997 shall remain eligible to participate in the Plan.

                  (b) Each Eligible Employee (i) whose Employment Commencement Date was on or after January 1, 1997 and prior to August 1, 1997, or (ii) who becomes an Eligible Employee effective as of August 1, 1997, shall participate in the Plan as of August 1, 1997.

                  (c) Each employee who becomes an Eligible Employee on or after August 1, 1997 shall participate in the Plan as of the January 1 next following his Employment Commencement Date.

                  (d) Each Eligible Employee who is eligible to participate in the Plan in accordance with this section 3.1 may make an election to have Before-Tax Employee Contributions made on his behalf in accordance with section 4.3. Such election may be made upon first becoming eligible to participate in the Plan or as of the first day of any subsequent month.

         3.2 Duration of Participation. A Participant shall continue to be a Participant until he terminates his employment with the Company or an Affiliate or, if earlier, the date he no longer is an Eligible Employee; thereafter, he shall be a Participant for as long as he has an Account balance.

         3.3 Reemployment. If a Participant terminates employment with the Company or an Affiliate and subsequently resumes such employment, the rehired employee shall resume participation in the Plan as the first day of the month following his date of rehire; provided he is reemployed as an Eligible Employee.

         3.4 Leased Employees. A person who is a "leased employee" within the meaning of Code sections 414(n) and (o) shall not be eligible to participate in the Plan, but in the event such a person was participating or subsequently becomes eligible to participate herein, credit shall be given for the person's service as a leased employee toward completion of the Plan's eligibility and vesting requirements, including any service for an Affiliate.

                            Article IV. Contributions
                            -------------------------

         4.1 Employer Contributions. A "qualifying Participant" is a Participant who is in active employment status, as determined by the Plan Administrator, on the date the contribution is made.

                  (a)  Fixed Contributions.
                       -------------------

                       (1) Salaried Employees. For each pay period during a Plan Year, the Company shall make a contribution to the Plan on behalf of each qualifying Participant who is a salaried employee. A Participant's age, for purposes of this contribution, shall be determined as of each January 1. The portion of this contribution which will be allocated to the Account of each such qualifying Participant shall equal the following:

                            (A) If the Participant has not yet attained age 35, the contribution allocated shall equal 2% of his Compensation for such pay period.

                            (B) If the Participant is age 35 through age 44, the contribution allocated shall equal 3% of his Compensation for such pay period.

                            (C) If the Participant is age 45 through age 49, the contribution allocated shall equal 4% of his Compensation for such pay period.

                            (D) If the Participant is age 50 or older, the contribution allocated shall equal 5% of his Compensation for such pay period.

                       (2) Hourly Employees. For each pay period during a Plan Year, the Company shall make a contribution to the Plan on behalf of each qualifying Participant who is an hourly employee. The portion of this contribution which will be allocated to the Account of each such qualifying Participant shall equal 2% of the Participant's Compensation for the pay period for which the contribution is made.

                  (b) Discretionary Contributions. For any pay period during a Plan Year, the Company may make discretionary Employer Contributions on behalf of each Participant who is a qualifying Participant during the pay period for which the contribution is made. Any such Employer Contributions under the Plan are completely and totally within the Company's discretion. The portion of such Employer Contribution, if any, allocated to the Account of a qualifying Participant shall be a percentage of a Participant's Compensation during the pay period for which the contribution is made.

                  (c) Profit Sharing Bonus Contributions. In addition to the contributions specified in (a) above, the Company may make profit sharing bonus contributions as the Company, in its discretion, may determine. Such profit sharing bonus contributions, if any, shall be allocated to the Account of a qualifying Participant and shall be in an amount equal to a fixed percent of the Participant's Compensation for 12-month period which ends on the last day of the calendar quarter prior to the date the contribution is made.

                  (d)  Any contributions by the Company pursuant to this section
                       4.1 shall be Employer Contributions and shall be paid to the Trustee not later than the time prescribed by law for the Company to obtain a federal income tax deduction for the Plan Year for which such Employer Contributions are made.

         4.2 Allocation of Employer Contributions. Employer Contributions shall be allocated to a Participant's Employer Contributions Account as of the date determined by the Plan Administrator, which date shall be no later than as of the last day of the Plan Year for which the Employer Contribution is made.

         4.3 Before-Tax Employee Contributions. For each pay period, the Company shall contribute to the Plan on behalf of the Participants an amount equal to the Participants' Before-Tax Employee Contributions. Each Participant may elect, on a form provided by the Plan Administrator, to reduce his Compensation by a whole percentage of not less than 1% and not more than 15%, and to have the amount by which his Compensation is reduced contributed on his behalf by the Company as a Before-Tax Employee Contribution to the Plan. Such election may be effective as of the first day of the payroll period concurrent with or subsequent to the Participant first becoming eligible to participate, or as of the first day of any subsequent month upon prior written notice to the Plan Administrator. Such

Participant may elect on a form provided by the Plan Administrator to increase, decrease, suspend or reinstate (within the percentage limits stated above) his Compensation reductions effective as of the first day of any subsequent month upon prior written notice to the Plan Administrator. Such elections shall be effective only with respect to Compensation not yet earned as of the effective dates of such elections. The Plan Administrator may adopt rules concerning the administration of this section. The Before-Tax Employee Contributions made on behalf of each Participant shall be paid by the Company to the Trustee on the earliest date on which these amounts can be reasonably segregated from the Company's general assets following the end of a pay period and allocated to the Participant's Before-Tax Employee Contributions Account.

         4.4 Limitations on Contributions.
             ----------------------------

                  (a) In no event shall the Company make Before-Tax Employee Contributions for any calendar year, with respect to any Participant, in excess of the limit of Code section 402(g) (as adjusted by the Secretary of the Treasury to reflect increases in the cost of living).

                  (b) In the event that in any calendar year a Participant makes Excess Deferrals to the Plan, such Participant may request (no later than a date established by the Plan Administrator) for the Plan to return such Excess Deferrals to the Participant. Such request shall be made on a form provided by the Plan Administrator which specifies the Participant's Excess Deferrals for the calendar year. Such request shall be accompanied by the Participant's written statement that if such Excess Deferrals are not distributed, his Before-Tax Employee Contributions, when added to amounts deferred under other plans or arrangements described under Code section 401(k), 408(k), 408(p) or 403(b), will exceed the limit for such Participant under Code section 402(g). A distribution of Excess Deferrals, plus earnings, shall be made no later than April 15 of the calendar year following the calendar year in which such Excess Deferrals were made.

         4.5 Limitations on Annual Additions.
             -------------------------------

                  (a) Notwithstanding any provision of the Plan to the contrary, annual additions to the Account of any Participant for a Plan Year shall not exceed the lesser of:

                       (1) $30,000 as adjusted pursuant to Code sections 415(c)(1)(A) and (d)(l); or

                       (2) 25% of the Participant's total compensation (as defined in Code section 415(c)) for the limitation year.

                       The term "annual additions" as used in this subsection shall mean the total amount of Employer Contributions and Before-Tax Employee Contributions for the limitation year allocated to the Account of the Participant.

                  (b) The Plan is subject to the limitations on benefits and contributions imposed by Code section 415 which are incorporated herein by this reference. The limitation year shall be the Plan Year. In the event that there are multiple plans, if a Participant also participates in another qualified defined contribution plan maintained by the Company, then the sum of his annual additions (as defined in Code section 415(c)) under this Plan and under such other plan shall not exceed the limitations described in subsection (a) of this section. Effective for Plan Years prior to January 1, 2000, if a Participant also participates in a defined benefit pension plan maintained by the Company, the sum of (1) and (2) below shall not exceed one (1.0):

                       (1) the sum of the projected annual benefits of the Participant under all qualified defined benefit plans of the Company determined as of any December 31, divided by the lesser of (i) the product of 1.4 times the maximum benefit allowable under Code section 415(b)(1)(B) for such year, or (ii) the product of 1.25 times the dollar limitation in effect for such year under Code section 415(b)(1)(A), plus

                       (2) the sum of all annual additions to the Participant's Account under this Plan and his accounts under all other defined contribution plans maintained by the Company, as of such December 31, divided by the sum of the lesser of the following amounts for such year and each prior year of service with the Company: (i) the product of 1.4 times the maximum annual additions allowable for such year under Code section 415(c)(1)(B), as applicable, or (ii) the product of
                            1.25 times the dollar limitation in effect for such year under Code section 415(c)(1)(A).

                  (c) In the event that in any Plan Year either of the limitations set forth in subsection (a) and (b) of this section would otherwise be violated in the case of a Participant after all adjustments in accrued benefits provided for in any defined benefit pension plan of the Company, then, in the following order, to the extent necessary to satisfy such limitation:

                       (1) Any Before-Tax Employee Contributions by the Participant for the Plan Year in excess of such limitation shall be returned to the Participant (together with any income allocable thereto for the Plan Year to which such excess is attributable).

                       (2) Any Employer Contributions for the Plan Year on behalf of the Participant in excess of such limitation shall be allocated to other eligible Participants' Accounts in the manner set forth in section 4.1.

                       If any allocation pursuant to paragraph (2) above would otherwise cause any limitation under this section 4.5 to be violated with respect to any other Participant, then such amount as may be necessary to satisfy such limitation shall be allocated to other eligible Participants' Accounts in the manner set forth in section
                       4.1. If any such allocation is not possible as a result of the application of this section, then the otherwise allocable amount shall be credited to a suspense account and the amounts therein shall be allocable to all eligible Participants' Accounts, subject to the following conditions:

                       (i) amounts in the suspense account shall be allocated to the Participants' Accounts at such time, including termination of the Plan, as the foregoing limitations permit,

                       (ii) except as provided in this paragraph (2), no
                            investment gains or losses shall be allocated to the suspense account,

                      (iii) no further Employer Contributions shall be
                            permitted on behalf of the Participants until the foregoing limitations permit their allocation to the Participants' Accounts, and

                       (iv) upon termination of the Plan, any unallocated
                            amounts in the suspense account shall revert to the Company.

         4.6 Rollover Contributions. The Board, in writing and on a nondiscriminatory basis, may designate employees of the Company or an Affiliate, who participated in another retirement plan and trust qualified pursuant to Code sections 401(a) and 501(a) (a "qualified plan"), as eligible to deposit in the Trust Fund any portion of an eligible rollover distribution paid from another qualified plan in a direct rollover pursuant to Code section 401(a)(31). Before accepting a direct rollover, the Plan Administrator may require such documentation and information as it deems necessary to reasonably conclude that the distributing plan is qualified under Code section 401(a). If an employee who deposited a direct rollover does not otherwise become a Participant, that employee shall constitute a Participant only in relation to the amount deposited as a direct rollover and earnings on such amount. Any contributions made pursuant to this section 4.6 shall be allocated to a Participant's Rollover Contributions Account.

         4.7 Maximum Deferral Percentage.

                  (a) Notwithstanding any provision of the Plan to the contrary, in no event may the Before-Tax Employee Contributions made on behalf of all eligible Participants who are highly compensated individuals with respect to any Plan Year result in a deferral percentage for such group of Participants which exceeds the greater of (1) or
                       (2) below:

                       (1) an amount equal to 125% of the deferral percentage for all eligible Participants other than eligible Participants who are highly compensated individuals; or

                       (2) an amount that does not exceed 200% of the deferral percentage for all eligible Participants other than eligible Participants who are highly compensated individuals, provided that the deferral percentage of eligible Participants who are highly compensated individuals does not exceed the deferral percentage of eligible Participants other than eligible Participants who are highly compensated individuals by more than (i) 2 percentage points or (ii) such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any eligible Participant who is a highly compensated individual.

                  (b) For purposes of the maximum deferral percentage described in section 4.7(a), the following terms shall have the following meanings:

                       (1) "Eligible Participant" means an Employee who is eligible to participate in the Plan pursuant to section 3.1 hereof, whether or not he actually elects to have Before-Tax Employee Contributions made on his behalf.

                       (2) Effective as of January 1, 1997, "highly compensated individual" shall be determined pursuant to Code section 414(q) and shall include any employee who:

                            (i) during the current or immediately preceding Plan Year is or was at any time a 5% owner of the Company or an Affiliate; or

                            (ii) for the preceding Plan Year, receives or
                                 received Compensation from the Company or an Affiliate in excess of $80,000 (or such higher amount established by Code section 414(q)).

                       (3) "Deferral percentage" with respect to any specified group of eligible Participants for a Plan Year shall mean the average of the ratios (calculated separately for each eligible Participant in the group) of:

                            (i)  the amount of the Before-Tax Employee
                                 Contributions allocated to the Account of each eligible Participant for such Plan Year, to

                            (ii) the eligible Participant' s deferral percentage
                                 compensation for such Plan Year.

                            "Deferral percentage compensation," for purposes of this subsection 4.7(b)(3), has the same meaning as Compensation has under section 2.1(i)(4).

         4.8 Prospective Reduction of Before-Tax Employee Contributions.
             ----------------------------------------------------------

                  (a) If it is determined by the Plan Administrator at any time that the maximum deferral percentage described in section
                       4.7 could be exceeded with respect to any Plan Year, then the Plan Administrator, in its discretion, may prospectively reduce the amount of the Before-Tax Employee Contributions allowed to be made on behalf of the eligible Participants who are highly compensated individuals. In such event, the highly compensated individuals with respect to whom such reduction shall be made and the amount of such reduction shall be determined by reducing the maximum allowable Before-Tax Employee Contributions with respect to eligible Participants who are highly compensated individuals to such percentage (or a smaller percentage, in the discretion of the Plan Administrator) which will, when applied to all eligible Participants who are highly compensated individuals, result in the maximum deferral percentage limitation not being exceeded and reducing Before-Tax Employee Contributions in the case of each highly compensated individual with respect to whom such reduced maximum percentage is exceeded. Once a reduction has been made hereunder, it shall remain in effect for the remainder of the Plan Year, unless the Plan Administrator determines that it is no longer necessary in order for the maximum deferral percentage limitation to be met.

                  (b) If it is determined by the Plan Administrator at any time that the 15% of aggregate Compensation limitation described in section 4.11 could be exceeded with respect to any Plan Year, then the Plan Administrator in its discretion may prospectively reduce the amount of Before-Tax Employee Contributions allowed to be made on behalf of eligible Participants. In such event, the extent of such reduction shall be determined by reducing the amount of Before-Tax Employee Contributions on behalf of each eligible Participant on a pro rata basis, such that the sum of Before-Tax Employee Contributions and Employer Contributions for all eligible Participants does not exceed the 15% of aggregate Compensation limitation described in section 4.11. Once a reduction has been made hereunder, it shall remain in effect for the remainder of the Plan Year, unless the Plan Administrator determines that it is no longer necessary in order for such limitation to be met.

         4.9 Reduction After Before-Tax Employee Contributions Have Been Made. In the event that, notwithstanding section 4.8(a), it is determined by the Plan Administrator that the maximum deferral percentage described in section 4.7 has been exceeded with respect to any Plan Year, then the amount of Before-Tax Employee Contributions that have been made on behalf of the eligible Participants who are highly compensated individuals shall be reduced in a manner similar to that described in section 4.8(a), and the excess, to the extent permitted under rules prescribed by the Secretary of the Treasury and determined by the Plan Administrator (together with the income allocable thereto for the Plan Year to which such excess is attributable), shall be distributed to the affected highly compensated individuals.

         4.10 Nondiscrimination Limitations. The limitations on contributions prescribed in this Article IV are intended to conform with Code section 401(k), which is hereby incorporated herein by reference. In the event that the Plan Administrator determines that, in accordance with the Code and rules prescribed by the Secretary of the Treasury, the limitations of section 401(k) (including, but not limited to, any definitions related thereto) may be applied in a manner different from that prescribed in this Article IV, the Plan Administrator, in its discretion, may make appropriate adjustments.

         4.11 15% Limitation. Notwithstanding anything in this Article IV to the contrary, in no event shall the sum of Before-Tax Employee and Employer Contributions by the Company exceed 15% of the aggregate Compensation of all of the employees eligible to participate in this Plan. For purposes of this section 4.11, Compensation shall be reduced by any elective contributions made by the Company on behalf of an Employee that are not includible in gross income under Code section 125 or 401(k).

                         Article V. Vesting in Accounts
                         ------------------------------

         5.1 After-Tax, Before-Tax Employee, Employer and Rollover Contributions Accounts. A Participant shall at all times be fully vested and have a nonforfeitable interest in his After-Tax, Before-Tax Employee, Employer and Rollover Contributions Accounts.

                    Article VI. Distributions and Withdrawals
                    -----------------------------------------

         6.1 Distribution Upon Termination. Upon a Participant' s termination of employment with the Company for any reason other than death, he shall be entitled to receive a distribution of the entire amount credited to his Account.

         6.2 Distribution Upon Participant's Death. Upon the death of a Participant, his Beneficiary shall be entitled to receive a distribution of the entire amount credited to the deceased Participant's Account.

         6.3 Commencement of Distributions.

                  (a) Subject to the provisions of this section and section 6.7, distributions pursuant to section 6.1 shall be made or commence to the Participant as soon as practicable following his termination of employment; provided, however, that if his Account balance exceeds $3,500 ($5,000 effective January 1, 1998), then such distribution shall not be made or commence to the Participant without his consent at any time before April 1 of the calendar year immediately following the later of the calendar year in which the Participant attains age 70-1/2 or retires.

                  (b) Unless a Participant elects otherwise, distribution of a Participant's Account will begin not later than the 60th day after the later of the close of the Plan Year in which--

                       (1) he attains age 65; or

                       (2) his termination of employment occurs.

                  (c) Distributions pursuant to section 6.2 shall be made or commence to the Beneficiary as provided in section 6.7.

                  (d) Account balances distributable hereunder shall continue to accrue earnings and losses under section 8.4 pending their distribution.

                  (e) Participant consent shall not be valid unless the Plan Administrator provides the Participant with notice of his right to defer distribution no less than 30 days and no more than 90 days before the date of distribution. Distribution, however, may commence less than 30 days after such notice is provided if (1) the notice clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider whether or not to elect a distribution and (2) the Participant, after receiving such notice, affirmatively elects a distribution.

         6.4 Method of Distribution.

                  (a) Form of Benefits. Distribution of a Participant's Account balance, if it exceeds $3,500 ($5,000 effective January 1, 1998), prior to the commencement of distributions or at the time of any prior distribution, shall occur in a single lump sum.

                  (b) Mandatory Payments. The Plan Administrator shall direct distribution in a single lump sum of any Participant's Account that does not exceed $3,500 ($5,000 effective January 1, 1998), prior to the commencement of distributions or at the time of any prior distribution if such Participant fails to direct a rollover within 30 days of being notified of his right to a direct rollover.

                  (c) Plan Administration Fees. The Plan Administrator may charge the Participant's Account any and all fees incurred by the Trust Fund with respect to distribution of the Account.

         6.5 In-Service Withdrawals.

                  (a) A Participant may withdraw any or all of his Account balance attributable to after-tax contributions plus earnings thereon as of any Valuation Date upon prior written notice to the Plan Administrator.

                  (b) On or after attaining age 59-1/2, a Participant may withdraw all or any portion of his Account upon prior notice to the Plan Administrator. A Participant shall be entitled to only one election pursuant to this section 6.5(b) in each Plan Year.

                  (c) If a Participant terminates employment and elects to defer distribution of his Account, such Participant may make a one-time election to withdraw a portion of his Account. Any subsequent withdrawal must be for the full remaining balance of the Participant's Account.

         6.6 Hardship Withdrawals. Subject to the approval of the Plan Administrator, a Participant may withdraw all or any portion of his Before-Tax Employee Contributions Account attributable to elective contributions, and any earnings credited to such Account prior to January 1, 1989, if the withdrawal results from a "financial hardship." A withdrawal will be deemed to result from a financial hardship if the distribution:

                  (a)  Is for the purpose of:

                       (1)  The payment of medical expenses described in Code
                            section 213(d) incurred by the Participant, his spouse or dependents or necessary for these persons to obtain medical care described in Code section 213(d);

                       (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

                       (3) The payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse or dependents;

                       (4) The need to prevent the eviction from, or mortgage foreclosure of, the Participant's principal residence; or

                       (5) Any other purpose specified by the Internal Revenue Service as a deemed immediate and heavy financial need; and

                  (b)  Satisfies all the following:

                       (1) The distribution does not exceed the amount of the financial need, including any amount necessary to pay taxes or penalties reasonably anticipated to result from the distribution;

                       (2) The financial need cannot be satisfied from other resources that are readily available to the employee; and

                       (3) The Plan Administrator reasonably relies upon the employee's representation that the need cannot be relieved:

                            (A) Through reimbursement or compensation by insurance or otherwise;

                            (B) By reasonable liquidation of the assets of the employee and his spouse and minor children, if any, that are reasonably available to him to the extent such liquidation would not in itself cause an immediate and heavy financial need;

                            (C)  By cessation of Before-Tax Employee
                                 Contributions to the Plan; or

                            (D) By other distributions or nontaxable loans from plans maintained by the Company or by any other employer, or by borrowing from commercial sources on reasonably commercial terms.

         6.7 Required Distributions. Notwithstanding any of the preceding provisions of this Article--

                  (a) In no event may the distribution of a Participant's Account balance commence later than the April 1 of the calendar year following the year in which the Participant
                       (1) attains age 70-1/2 or (2) retires.

                  (b) To comply with subsection (a), a Participant's Account balance must be distributed, beginning not later than his required beginning date, over the life of the Participant or over the lives of the Participant and his Beneficiary, or over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and his Beneficiary. For benefits payable over the life expectancy of the Participant, or the Participant and his Beneficiary, life expectancies shall not be recalculated annually.

                  (c) If the distribution of a Participant's Account balance has begun (on or after his required beginning date) in accordance with subsection (a) and the Participant dies before his entire interest has been distributed to him, the remaining portion of the Participant's Account balance will be distributed at least as rapidly as under the method of distribution being used under subsection
                       (b) as of the date of his death.

                  (d) If a Participant dies prior to the commencement of the distribution of his Account balance (on or after his required beginning date), the balance will be distributed in a lump sum as soon as practicable (but in no event more than five years) after the death of such Participant except as permitted under subsections (e) and (f).

                  (e)      If--

                             (1) any portion of the Participant's Account balance is payable to a Beneficiary,

                             (2) such portion will be distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, and

                             (3) such distribution begins not later than one year after the date of the Participant's death, or such later date as the Secretary of the Treasury may by regulations prescribe, the portion referred to in subsection (e)(1) shall be treated as distributed within the time required under subsection (d). For purposes of this paragraph (e), life expectancies shall not be recalculated annually.

                  (f)    If the designated Beneficiary referred to in subsection
                         (e)(l) is the surviving spouse of the Participant, the date on which distributions are required to begin under subsection (e)(3) shall not be earlier than the date on which the Participant would have attained age 70-1/2.

                   (g) A Participant's Account balance will be distributed in accordance with Code section 401(a)(9) and the regulations issued by the Secretary of the Treasury thereunder, including section 1.401(a)(9)-2, which are incorporated herein by reference. In addition, the provisions of this section 6.7 shall apply, notwithstanding any other Plan provision to the contrary; provided, however, that Code section 401(a)(9) and the regulations thereunder override any Plan provisions inconsistent with such Code section and regulations. The exceptions to subsection (d) described in subsections (e) and (f) shall be applied to a Beneficiary, unless the Participant or Beneficiary elects to have subsection (d) apply.

         6.8 Withholding Taxes. The Company may withhold from a Participant's compensation and there may be withheld from any distribution under the Plan any taxes required to be withheld with respect to contributions or benefits under the Plan and such sum may be reasonably necessary to cover any taxes for which they may be liable and which may be assessed with respect to contributions or benefits under this Plan.

         6.9      Rollover Distributions.

                   (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section 6.9, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                   (b) For purposes of this section 6.9, an eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                   (c) For purposes of this section 6.9, an eligible retirement plan is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a) that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                   (d) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                   (e) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                   (f) If a distribution is one to which Code sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                             (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                             (2) the Participant, after receiving the notice, affirmatively elects a distribution.

                        Article VII. Investment Elections
                        ---------------------------------

         7.1 Investment of Contributions. Each Participant may elect to invest his Account among the available Investment Funds in increments of any whole percent. Subject to Participant direction, the Trustee may invest up to 100% of Plan assets in Qualifying Employer Securities.

         7.2 Investment Elections. Elections shall be made and verified in a manner prescribed by the Plan Administrator. Once filed, a Participant's verified election will remain in effect until amended or discontinued pursuant to this paragraph. If a Participant fails to direct the investment of all or any portion of his Account, such amount shall be invested in the fund(s) uniformly designated by the Plan Administrator on behalf of the Participant.

         7.3 Liability for Investment Elections. If the Trustee acts at the direction of a Participant, the Company, its board of directors, officers and employees, the Plan Administrator and the Trustee shall not be liable or responsible for any loss resulting to the Trust Fund or to any Account or for any breach of fiduciary responsibility by reasons of any act done pursuant to the direction of the Participant.

                 Article VIII. Accounts and Records of the Plan
                 ----------------------------------------------

         8.1 Accounts and Records. The Accounts and records of the Plan shall be maintained by the Plan Administrator and shall accurately disclose the status of the Accounts of each Participant or his Beneficiary in the Plan. Each Participant shall be advised from time to time, at least quarterly, as to the status of his Account.

         8.2 Trust Fund. Each Participant shall have an undivided proportionate interest in the Trust Fund which shall be measured by the proportion that the market value of his Account bears to the total market value of all Accounts as of the date that such interest is being determined.

         8.3 Allocation of Income to Accounts. The Plan Administrator shall value a Participant's Account as of each Valuation Date in accordance with the income accounting applicable to each Investment Fund in which the assets of the Account are invested and adjust the Account to reflect applicable expenses and all other transactions since the preceding Valuation Date.

         8.4 Valuation of Qualifying Employer Securities. For purposes of this
Article 8, the value of Qualifying Employer Securities held by the Plan shall be the closing price of such Qualifying Employer Securities as reported on the New York Stock Exchange as of the applicable Valuation Date or the last day Qualifying Employer Securities were traded if no Qualifying Employer Securities were traded on the Valuation Date.

                              Article IX. Financing
                              ---------------------

         9.1 Financing. The Company shall enter into the Trust Agreement in order to implement and pay out the provisions of the Plan and to finance the benefits under the Plan. In such event, all rights which may accrue to any person under the Plan shall be subject to all the terms and provisions of the Trust Agreement. The Company and the Trustee may modify the Trust Agreement in accordance with the terms of that Agreement from time to time to accomplish the purposes of the Plan.

         9.2 Contributions. The Company shall make such contributions to the Trust Fund as are required by the provisions of the Plan, subject to its right to amend, modify or terminate the Plan.

         9.3 Nonreversion. The Company shall not have any right, title or interest in the contributions made to the Trust Fund, and no part of the Trust Fund shall revert to the Company, except that:

                   (a) if a contribution is made to the Trust Fund by the Company by a mistake of fact, then such contribution may be returned to the Company within one year after the payment of the contribution; or

                   (b) if any part or all of a contribution is disallowed as a deduction under Code section 404, then to the extent such contribution is disallowed as a deduction it may be returned to the Company within one year after the disallowance.

         9.4 Rights in the Trust Fund. Persons eligible for benefits under the Plan are entitled to look only to the Trust Fund for the payment of such benefits and have no claim against the Company, the Plan Administrator or any other person. No person has any right or interest in the Trust Fund except as expressly provided in the Plan.

                            Article X. Administration
                            -------------------------

         10.1 Plan Administrator and Fiduciary. The Company shall be the Plan Administrator within the meaning of section 3(16)(A) of the Act, a fiduciary with respect to the Plan within the meaning of sections 3(21)(A)(i) and (iii) of the Act, and the named fiduciary under section 402 of the Act. The Company may appoint a separate Plan Administrator. Any person, including an employee of the Company, shall be eligible to serve as Plan Administrator. Two or more persons may form a committee to serve as Plan Administrator. Persons serving as Plan Administrator may resign by written notice to the Company, and the Company may appoint or remove such persons. A Plan Administrator consisting of more than one person shall act by a majority of its members at the time in office, either by vote at a meeting or in writing without a meeting. A Plan Administrator consisting of more than one person may authorize any one or more of its members to execute any document or documents on behalf of the Plan Administrator, in which event the Plan Administrator shall notify the Trustee of the member or members so designated. The Trustee shall accept and rely upon any document executed by such member or members as representing action by the Plan Administrator until the Plan Administrator shall file with the Trustee a written revocation of such designation. No person serving as Plan Administrator shall vote or decide upon any matter relating solely to himself or solely to any of his rights or benefits pursuant to the Plan.

         10.2 Expenses. All expenses incurred in the administration of the Plan shall be paid from the Trust Fund to the extent not paid by the Company. Such expenses shall include any expenses incident to the administration of the Plan, including, but not limited to, fees of accountants, counsel and other specialists.

         10.3 Administration. The Company shall be responsible for the administration of the Plan. The Company shall have all such powers as may be necessary to carry out the provisions hereof and may, from time to time, establish rules for the administration of the Plan and the transaction of the Plan's business. In making any such determination or rule, the Company shall pursue uniform policies as from time to time established by the Company and shall not discriminate in favor of or against any Participant. The Company shall have the exclusive right to make any finding of fact necessary or appropriate for any purpose under the Plan including, but not limited to, the determination of the eligibility for and the amount of any benefit payable under the Plan. The Company shall have the exclusive right to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan or in connection with the administration thereof, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies or omissions, by general rule or particular decision. The Company shall make, or cause to be made, all reports or other filings necessary to meet the reporting and disclosure requirements of the Act which are the responsibility of "plan administrators" under the Act. To the extent permitted by law, all findings of fact, determinations, interpretations and decisions of the Company shall be conclusive and binding upon all parties unless arbitrary and capricious.

         10.4 No Enlargement of Employee Rights. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge, discipline or retire any employee at any time.

         10.5 Appeals from Denial of Claims. If any claim for benefits under the Plan is wholly or partially denied, the claimant shall be given notice in writing of such denial, within a reasonable period of time after receipt of the claim by the Plan (not to exceed 90 days after receipt of the claim or, if special circumstances require an extension of time, written notice of the extension shall be furnished to the claimant and an additional 90 days will be considered reasonable) by registered or certified mail, which notice shall be written in a manner calculated to be understood by the claimant, setting forth the following information:

                   (a)  the specific reasons for such denial;

                   (b) specific reference to pertinent Plan provisions on which the denial is based;

                   (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                   (d)  an explanation of the Plan's claim review procedure.

The claimant also shall be advised that he or his duly authorized representative may request a review by the Plan Administrator of the decision denying the claim by filing with the Plan Administrator, within 60 days after such notice has been received by the claimant, a written request for such review, and that he may review pertinent documents, and submit issues and comments in writing within the same 60-day period. If such request is so filed, such review shall be made by the Plan Administrator within 60 days after receipt of such request, unless special circumstances require an extension of time for processing, in which case the claimant shall be so notified and a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. The claimant shall be given written notice of the decision resulting from such review, which notice shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

         10.6 Notice of Address and Missing Persons. Each person entitled to benefits under the Plan must file with the Plan Administrator, in writing, his post office address and each change of post office address. Any communication, statement or notice addressed to such a person at his latest reported post office address will be binding upon him for all purposes of the Plan, and neither the Company nor the Trustee shall be obliged to search for or ascertain his whereabouts. In the event that such person cannot be located, the Plan Administrator may direct that such benefit and all further benefits with respect to such person shall be discontinued, all liability for the payment thereof shall terminate and the balance of such Participant's Account shall be deemed a forfeiture; provided, however, that in the event of the subsequent reappearance of the Participant or Beneficiary prior to termination of the Plan, the benefits which were due and payable and which such person missed shall be paid in a single sum, and any future benefits due such person shall be reinstated in full.

         10.7 Data and Information for Benefits. All persons claiming benefits under the Plan must furnish to the Plan Administrator or its designated agent such documents, evidence or information as the Plan Administrator or its designated agent consider necessary or desirable for the purpose of administering the Plan, and such person must furnish such information promptly and sign such documents as the Plan Administrator or its designated agent may require before any benefits become payable under the Plan.

         10.8 Indemnity for Liability. The Company shall indemnify any individual who is directed by the Company to carry out responsibilities and duties imposed by the Plan against any and all claims, losses, damages and expenses, including counsel fees, approved by the Company, and any liability, including any amounts paid in settlement with the Company's approval, arising from the individual's action or failure to act, in connection with such person's responsibilities and duties under the Plant except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of such person. Indemnification shall not be deemed the exclusive remedy of any person entitled to indemnification pursuant to this section. The indemnification provided hereunder shall continue as to a person who has ceased acting as a director, officer, agent or employee of the Plan Administrator or Company, and such person's rights shall inure to the benefit of his heirs and representatives.

         10.9 Effect of a Mistake. In the event of a mistake or misstatement as to the eligibility, participation or service of any Participant, or the amount of payments made or to be made to a Participant or Beneficiary, the Plan Administrator shall, if possible, cause to be withheld or accelerated or otherwise make adjustment for such amounts of payments as will in its sole judgment result in the Participant or Beneficiary receiving the proper amount of payments under the Plan.

                      Article XI. Amendment and Termination
                      -------------------------------------

         11.1     Amendment and Termination.
                  --------------------------

                   (a) The Company does hereby expressly and specifically reserve the sole and exclusive right at any time by action of the Board to amend, modify or terminate the Plan.

                   (b) While the Company contemplates carrying out the provisions of the Plan indefinitely with respect to the employees, the Company shall not be under any obligation or liability whatsoever to maintain the Plan for any minimum or other period of time.

                   (c) Upon the termination of the Plan, the Company shall give written notice thereof to the Plan Administrator and the Trustee.

                   (d) Except as provided by law, upon any termination of the Plan, the Company shall not thereafter be under any obligation, liability or responsibility whatsoever to make any contribution or payment to the Trust Fund, the Plan, any Participant, any Beneficiary, or any other person, trust or fund whatsoever, for any purpose whatsoever under or in connection with the Plan.

         11.2 Limitations on Amendments. The provisions of this Article are subject to and limited by the following restrictions:
                  -----------------------------------------------------------

                   (a) No amendment shall operate either directly or indirectly to give the Company any interest whatsoever in any funds or property held by the Trustee under the terms hereof, or to permit the corpus or income of the Trust to be used for or diverted to purposes other than the exclusive benefit of Participants or their Beneficiaries or to pay expenses incurred by the Plan Administrator in the proper administration of the Plan.

                   (b) No such amendment shall operate either directly or indirectly to deprive any Participant of his vested and nonforfeitable interest as of the time of such amendment or eliminate an optional form of distribution for a previously accrued benefit.

                        Article XII. Top-Heavy Provisions
                        ---------------------------------

         12.1     Application of Top-Heavy Provisions.
                  ------------------------------------

                   (a) Single Plan Determination. Except as provided in subsection (b)(2), if as of a Determination Date, the sum of the amount of the Section 416 Accounts of Key Employees and the Beneficiaries of deceased Key Employees exceeds 60% of the amount of the Section 416 Accounts of all Employees and Beneficiaries (excluding former Key Employees), the Plan is top-heavy and the provisions of this Article shall become applicable.

                   (b)  Aggregation Group Determination.

                             (1) If as of a Determination Date the Plan is part of an Aggregation Group which is top-heavy, the provisions of this Article shall become applicable. Top-heaviness for the purpose of this subsection shall be determined with respect to the Aggregation Group in the same manner as described in subsection (a) above.

                             (2)  If this Plan is top-heavy under subsection
                                  (a), but the Aggregation Group is not
                                  top-heavy, the Plan shall not be top-heavy and this Article shall not be applicable.

                   (c) Plan Administrator. The Plan Administrator shall have responsibility to make all calculations to determine whether this Plan is top-heavy.

         12.2     Definitions.
                  ------------

                   (a) "Aggregation Group" means this Plan and all other plans maintained by the Company and the Affiliates which cover a Key Employee and any other plan which enables a plan covering a Key Employee to meet the requirements of Code section 401(a)(4) or section 410. In addition, at the election of the Plan Administrator, the Aggregation Group may be expanded to include any other qualified plan maintained by an Affiliate if such expanded Aggregation Group meets the requirements of Code sections 401(a)(4) and 410.

                   (b) "Determination Date" means the last day of the Plan Year immediately preceding the Plan Year for which top-heaviness is to be determined or, in the case of the first Plan Year of a new plan, the last day of such Plan Year.

                   (c) "Key Employee" means a Participant who for the Plan Year containing the Determination Date or any of the four preceding Plan Years is

                             (1) an officer of the Company or an Affiliate who has annual Wages greater than 150% of the amount in effect under Code section 415(c)(1)(A) for such Plan Year; provided, however, that no more than the lesser of--

                                  (A)  50 employees, or

                                  (B)  the greater of (i) 3 employees or (ii)
                                       10% of all employees,

                                  shall be treated as officers, and such
                                  officers shall be those with the highest annual Wages in the 5-year period;

                             (2) one of the ten employees having annual Wages from the Company and all Affiliates for such Plan Year greater than the dollar limit specified in Code section 415(c)(1)(A) and owning both more than a one-half of one percent interest and the largest interests in the Company or an Affiliate;

                             (3)  a 5% owner of the Company or an Affiliate; or

                             (4) a 1% owner of the Company or an Affiliate having annual Wages of more than $150,000. Ownership shall be determined in accordance with Code section 416(i)(1)(B) and (C). For purposes of paragraph (2), if two employees have the same ownership interest in the Company or an Affiliate, the employee having the greater annual Wages from the Company and all Affiliates shall be treated as having a larger interest.

                        (d)  "Section 416 Account" means--

                             (1) the amount credited as of a Determination Date to a Participant's or Beneficiary's account, under the Plan and under any other qualified defined contribution plan which is part of an Aggregation Group (including amounts to be credited as of the Determination Date but which have not yet been contributed);

                             (2) the present value of the accrued benefit credited to a Participant or Beneficiary under a qualified defined benefit plan which is part of an Aggregation Group; and

                             (3) the amount of distributions to the Participant or Beneficiary during the five-year period ending on the Determination Date other than a distribution which is a tax-free rollover contribution (or similar transfer) that is not initiated by the Participant or that is contributed to a plan which is maintained by the Company or an Affiliate;

                             reduced by

                             (4) the amount of rollover contributions (or similar transfers) and earnings thereon credited as of a Determination Date under the Plan or a plan forming part of an Aggregation Group which is attributable to a rollover contribution (or similar transfer) accepted after December 31, 1983, initiated by the Participant and derived from a plan not maintained by the Company or an Affiliate.

                             The Account of a Participant who was a Key Employee and who subsequently meets none of the conditions of subsection (c) for the Plan Year containing the Determination Date is not a Section 416 Account and shall be excluded from all computations under this Article. Furthermore, if a Participant has not performed services for the Company or an Affiliate during the five-year period ending on the Determination Date, any account of such Participant (and any accrued benefit for such Participant) shall not be taken into account in computing top-heaviness under this Article.

                   (e) "Wages" means the Participant's wages, salaries and other amounts received for personal services rendered in the course of employment with the Company and any Affiliates, including those items described in Treasury Regulation section 1.415-2(d)(1).

         12.3     Minimum Contribution.
                  ---------------------

                   (a) General. If this Plan is determined to be top-heavy under the provisions of section 12.1 with respect to a Plan Year, the sum of Company contributions (including contributions under a salary reduction agreement) and forfeitures under all qualified defined contribution plans allocated to the accounts of each Participant in the Aggregation Group who is not a Key Employee and is an Employee on the last day of the Plan Year shall not be less than 3% of such Participant's Wages. This section 12.3 shall not be applicable with respect to a Participant who is also covered under a defined benefit plan maintained by the Company or an Affiliate which provides the benefit specified by Code section 416(c)(1).

                   (b)  Exception. The contribution rate specified in subsection
                        (a) shall not exceed the percentage at which Company contributions and forfeitures are allocated under the plans of the Aggregation Group to the account of the Key Employee for whom such percentage is the highest for the Plan Year. For the purpose of this subsection (b), the percentage for each Key Employee shall be determined by dividing the Company contributions and forfeitures for the Key Employee by the amount of his total Wages for the year not in excess of the amount permitted pursuant to Code section 401(a)(17), as adjusted for cost-of-living increases at such time and in such manner as may be determined by the Secretary of the Treasury.

         12.4     Limit on Annual Additions:  Combined Plan Limit.
                  ------------------------------------------------

                   (a) General. The provisions of this section 12.4 shall apply only to Plan Years beginning prior to January 1, 2000. If this Plan is determined to be top-heavy under section 12.1, section 4.5(b) of the Plan shall be applied by substituting 1.0 for 1.25 in applying the provisions of Code section 415(e)(2) and (e)(3).

                   (b)  Exception. Subsection (a) shall not be applicable if--

                             (1) section 12.3 is applied by substituting "4%" for "3%," and

                             (2) this Plan would not be top-heavy if "90" is substituted for "60%" in section 12.1.

                   (c) Transitional Rule. If, but for this subsection (c), subsection (a) would begin to apply with respect to the Plan, the application of subsection (a) shall be suspended with respect to a Participant so long as there are--

                             (1) no Company contributions, forfeitures or voluntary nondeductible contributions allocated to such Participant, and

                             (2) no accruals under a qualified defined benefit plan for such Participant.

         12.5 Collective Bargaining Agreements. The requirements of section 12.3 shall not apply with respect to any employee included in a unit of employees covered by a collective bargaining agreement between employee representatives and the Company or an Affiliate if retirement benefits were the subject of good faith bargaining between such employee representatives and the Company or the Affiliate, as the case may be.

                           Article XIII. Miscellaneous
                           ---------------------------

         13.1     Beneficiary Designation.
                  ------------------------

                   (a) Each unmarried Participant may designate, on a form provided for that purpose by the Plan Administrator, a Beneficiary or Beneficiaries to receive his interest in the Plan in the event of his death, but such designation shall not be effective for any purpose until it has been filed by him during his lifetime with the Plan Administrator. He may, from time to time during his lifetime, on a form approved by and filed with the Plan Administrator, change his Beneficiary or Beneficiaries.

                   (b) The Beneficiary of each Participant who is married shall be the surviving spouse of such Participant, unless such spouse consents in writing to the designation of another Beneficiary or Beneficiaries. Each married Participant may, from time to time, change his designation of Beneficiaries; provided, however, that the Participant may not change his Beneficiary without the written consent of his spouse.

                   (c) In the event that a Participant fails to designate a Beneficiary, or if for any reason such designation shall be legally ineffective, or if all designated Beneficiaries predecease him or die simultaneously with him, distribution shall be made to his estate. If any such Beneficiary shall die prior to receiving the distribution that would have been made to such Beneficiary had such Beneficiary's death not occurred, then, for the purposes of the Plan, the distribution that would have been received by such Beneficiary shall be made to such Beneficiary's estate.

                   (d) The written consent described in subsection (b) shall acknowledge the effect of such election and shall be witnessed by a Plan representative designated by the Plan Administrator or a notary public.

         13.2 Incompetency. Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the Plan Administrator receives written notice, in a form and manner acceptable to it, that such person is incompetent or a minor, and that a guardian, conservator or other person legally vested with the care of his estate has been appointed. In the event that the Plan Administrator finds that any person to whom a benefit is payable under the Plan is unable to properly care for his affairs, or is a minor, then any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, a brother or a sister, or to any person deemed by the Plan Administrator to have incurred expense for such person otherwise entitled to payment. In the event a guardian or conservator of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, payments shall be made to such guardian or conservator, provided that proper proof of appointment is furnished in a form and manner suitable to the Plan Administrator. To the extent permitted by law, any payment made under the provisions of this section 13.2 shall be a complete discharge of liability under the Plan.

         13.3 Nonalienation. Except as provided in Code section 401(a)(13), neither benefits payable at any time under the Plan nor the corpus or income of the Trust Fund shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. No benefit nor the Trust Fund shall in any manner be liable for or subject to the debts or liabilities of any Participant or of any other person entitled to any benefit. The Plan Administrator shall recognize a qualified domestic relations order with respect to child support, alimony payments, or marital property rights, if the Plan Administrator determines that it meets the applicable requirements of Code section 414(p); if any such order so directs, a distribution of benefits may be to the alternative payee at a time not permitted for distributions to the Participant. The Plan Administrator shall establish procedures to determine whether domestic relations orders are "qualified domestic relations orders" and to administer distributions under such qualified domestic relations orders.

         13.4 Applicable Law. The Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Wisconsin to the extent such laws have not been preempted by applicable federal law.

         13.5 Severability. If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.

         13.6 No Guarantee. Neither the Plan Administrator, the Company nor the Trustee in any way guarantees the Trust Fund from loss or depreciation nor the payment of any money which may be or become due to any person from the Trust Fund. Nothing herein contained shall be deemed to give any Participant or Beneficiary an interest in any specific part of the Trust Fund or any other interest except the right to receive benefits out of the Trust Fund in accordance with the provisions of the Plan and the Trust.

         13.7 Merger, Consolidation or Transfer. In the case of any merger or consolidation of the Plan with, or in the case of any transfer of assets or liabilities of the Plan to or from, any other plan, each Participant shall receive a benefit immediately after the merger, consolidation or transfer (if the Plan had then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

         IN WITNESS WHEREOF, RAYOVAC CORPORATION has caused this instrument to be executed by its duly authorized officer as of the 23rd day of October
1997.

                                                     RAYOVAC CORPORATION


                                              By Russell E. Lefevre
                                                 ------------------------

                                                 Vice President--Human Resources
                                             Its -----------------------

                                   APPENDIX A


PARTICIPATING GROUPS OF EMPLOYEES                          GROUP EFFECTIVE DATE*

Salaried Employees                                              07/01/83

Appleton Plant:    Non-union hourly paid employees.             07/01/83

Sauk City Plant:   Non-union hourly paid employees              08/26/88

Portage, WI:       Non-union hourly paid employees.             08/01/97

Wonewoc, WI:       Non-union hourly paid employees.             08/01/97